                                                                    Exhibit 4(f)

                           WAIVER AND FIRST AMENDMENT

            WAIVER AND FIRST AMENDMENT (this "Amendment"), dated as of May 15, 1998, to (i) the Amended and Restated Credit Agreement, dated as of April 3, 1998 (as the same may be amended, supplemented or otherwise modified, the "Credit Agreement"), among LES, INC., a Delaware corporation (the "Company"), LAIDLAW ENVIRONMENTAL SERVICES (CANADA) LTD., a Canadian corporation and a wholly owned Subsidiary of the Company (the "Canadian Borrower"; together with the Company, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), TORONTO DOMINION (TEXAS), INC., as general administrative agent (in such capacity, the "General Administrative Agent"), THE TORONTO-DOMINION BANK, as Canadian administrative agent (in such capacity, the "Canadian Administrative Agent"; together with the General Administrative Agent, the "Administrative Agents"), TD SECURITIES (USA) INC., as advisor to the Borrowers and arranger of the commitments described in the Credit Agreement, THE BANK OF NOVA SCOTIA, NATIONSBANK, N.A., THE FIRST NATIONAL BANK OF CHICAGO and WACHOVIA BANK, N.A., as managing agents (each, in such capacity, a "Managing Agent"), THE BANK OF NOVA SCOTIA and THE FIRST NATIONAL BANK OF CHICAGO, as co-documentation agent (each, in such capacity, a "Co-Documentation Agent"), and NATIONSBANK, N.A., as syndication agent (in such capacity, the "Syndication Agent"), and (ii) the Guarantee and Collateral Agreement (as defined below).

                              W I T N E S S E T H :

            WHEREAS, the Borrowers and Laidlaw Environmental Services, Inc., a Delaware corporation ("Holdings"), have requested that Administrative Agents and the Lenders agree to waive compliance with certain provisions of the Amended and Restated Guarantee and Collateral Agreement, dated as of April 3, 1998 (as the same may be amended, supplemented or otherwise modified, the "Guarantee and Collateral Agreement"), made by Holdings and each of the other Grantors named therein in favor of the General Administrative Agent for the benefit of the Lenders upon the terms and subject to the conditions set forth herein; and

            WHEREAS, the Borrowers have requested that the Administrative Agents and the Lenders agree to amend certain provisions of the Credit Agreement upon the terms and subject to the conditions set forth herein; and

            WHEREAS, the Administrative Agents and the Lenders have agreed to such waivers and amendments only upon the terms and subject to the conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

            1. Defined Terms. Terms defined in the Credit Agreement are used herein with the meanings set forth in the Credit Agreement unless otherwise defined herein.

            2. Waiver of Section 5.12(c) of the Guarantee and Collateral Agreement. The General Administrative Agent and the Lenders hereby waive compliance with the provisions of Section 5.12(c) of the Guarantee and Collateral Agreement to the extent and only to the extent necessary to permit Holdings to guarantee the obligations of the Company under the High Yield Notes; provided, that such guarantee is subordinated to the obligations of Holdings under the Loan Documents on terms reasonably acceptable to the General Administrative Agent; provided, further, that Holdings shall not amend the subordination terms of such guarantee without the prior written consent of the Required Lenders.

            3. Amendment of Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by:

            (a) inserting after clause (e) of the definition of "Change of Control" the following: "or (f) if at any time a "Change of Control" occurs as defined in the indenture governing the High Yield Notes"; and

            (b) deleting the last sentence of the definition of "Revolving Credit Commitment" and inserting in lieu thereof the following: "The original aggregate amount of the Revolving Credit Commitments is $450,000,000; provided that at no time shall the aggregate principal amount of all Revolving Credit Loans exceed $300,000,000 plus an amount equal to the aggregate increase in Revolving Credit Commitments pursuant to subsection 2.8."

            4. Amendment of Subsection 2.4 of the Credit Agreement. Subsection 2.4(a) of the Credit Agreement is hereby amended by inserting at the end of clause (ii) of the first sentence thereof the following: "plus an amount equal to the aggregate increase in Revolving Credit Commitments pursuant to subsection 2.8".

            5. Amendment of Section 2 of the Credit Agreement. Section 2 of the Credit Agreement is hereby amended by adding a new subsection 2.8 at the end thereof, which shall read as follows:

                  "2.8 Revolving Credit Commitment Increases. (a) In the event that the Company wishes to increase the aggregate Revolving Credit Commitments at any time that no Default or Event of Default has occurred and is continuing, it shall notify the General Administrative Agent in writing of the amount (the "Offered Increase Amount") of such proposed increase (such notice, a "R/C Commitment Increase Notice"). The Company may, with the consent of the General Administrative Agent (which consent shall not be unreasonably withheld), (i) offer one or more of the Lenders the opportunity to participate in all or a portion of the Offered Increase Amount pursuant to subsection (c) below and/or (ii) offer one or more additional banks, financial institutions or other entities the opportunity to participate in all or a portion of the Offered Increase Amount pursuant to paragraph (b) below. Each R/C Commitment Increase Notice shall specify which Lenders and/or banks, financial institutions or other entities the Company desires to participate in such commitment increase. The Company or, if requested by the Company, the General Administrative

      Agent will notify such Lenders, and/or banks, financial institutions or other entities of such offer.

            (b) Any additional bank, financial institution or other entity which the Company selects to offer participation in the increased Revolving Credit Commitments approved by the General Administrative Agent and which elects to become a party to this Agreement and obtain a Revolving Credit Commitment in an amount so offered and accepted by it pursuant to subsection 2.8(a)(ii) shall execute a New Lender Supplement with the Borrowers and the General Administrative Agent, substantially in the form of Exhibit Q, whereupon such bank, financial institution or other entity (herein called a "New Lender") shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement, and Schedule 1.1A shall be deemed to be amended to add the name and Revolving Credit Commitment of such New Lender, provided that the Revolving Credit Commitment of any such New Lender shall be in an amount not less than $5,000,000.

            (c) Any Lender which accepts an offer to it by the Company to increase its Revolving Credit Commitment pursuant to subsection 2.8(a)(i) shall, in each case, execute a R/C Commitment Increase Supplement with the Borrowers and the General Administrative Agent, substantially in the form of Exhibit R, whereupon such Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Revolving Credit Commitment as so increased, and Schedule 1.1A shall be deemed to be amended to so increase the Revolving Credit Commitment of such Lender.

            (d) If any bank, financial institution or other entity becomes a New Lender pursuant to subsection 2.8(b) or any Lender's Revolving Credit Commitment is increased pursuant to subsection 2.8(c), additional Revolving Credit Loans made on or after the effectiveness thereof (the "Re-Allocation Date") shall be made pro rata based on the Revolving Credit Commitment Percentages in effect on and after such Re-Allocation Date (except to the extent that any such pro rata borrowings would result in any Lender making an aggregate principal amount of Revolving Credit Loans in excess of its Revolving Credit Commitment, in which case such excess amount will be allocated to, and made by, such new Lenders and/or Lenders with such increased Revolving Credit Commitments to the extent of, and pro rata based on, their respective Revolving Credit Commitments otherwise available for Revolving Credit Loans), and continuations of LIBOR Loans outstanding on such Re-Allocation Date shall be effected by repayment of such LIBOR Loans on the last day of the Interest Period applicable thereto and the making of new LIBOR Loans pro rata based on such new Revolving Credit Commitment Percentages. In the event that on any such Re-Allocation Date there is an unpaid principal amount of Base Rate Loans, the Company shall make prepayments thereof and borrowings of Base Rate Loans so that, after giving effect thereto, the Base Rate Loans outstanding are held pro rata based on such new Revolving Credit Commitment Percentages. In the event that on any such Re-Allocation Date there is an unpaid principal amount of LIBOR Loans, such LIBOR

      Loans shall remain outstanding with the respective holders thereof until the expiration of their respective Interest Periods (unless the Company elects to prepay any thereof in accordance with the applicable provisions of this Agreement), and interest on and repayments of such LIBOR Loans will be paid thereon to the respective Lenders holding such LIBOR Loans pro rata based on the respective principal amounts thereof outstanding.

            (e) Notwithstanding anything to the contrary in this subsection 2.8,
      (i) in no event shall any transaction effected pursuant to this subsection
      2.8 cause the aggregate Revolving Credit Commitments to exceed $550,000,000, and (ii) no Lender shall have any obligation to increase its Revolving Credit Commitment unless it agrees to do so in its sole discretion."

            6. Amendment of Section 10 of the Credit Agreement. (a) Section
10.13 of the Credit Agreement is hereby amended by inserting at the end thereof, before the period, the following: ", that would secure the obligations or liabilities of any Loan Parties under any Loan Documents".

            (b) Section 10 of the Credit Agreement is hereby amended by adding a new subsection 10.17 at the end thereof, which shall read as follows:

                  "10.17 Limitation on Designated Senior Indebtedness; Defeasance. Designate any Indebtedness of such Person, or cause any Indebtedness of such Person (in each case, other than Indebtedness under the Loan Documents), to be "Designated Senior Indebtedness", as such term is defined in the indenture governing the High Yield Notes; or deposit or set aside any funds for the redemption or defeasance of the High Yield Notes."

            7. Amendment of Schedule 10.2f (Existing Indebtedness) to the Credit Agreement. Schedule 10.2f (Existing Indebtedness) to the Credit Agreement is hereby amended by deleting therefrom the references to "Pollution Control Revenue Bonds, California Pollution Control Financing Authority, due July 1, 2027" in the amount of $19,500,000 and to "Hazardous Waste Treatment Revenue Bonds, Tooele County, Utah, due July 1, 2027" in the amount of $45,700,000, and a new Schedule 10.2f in the form of Annex A hereto shall be attached to the Credit Agreement.

            8. New Exhibits to the Credit Agreement. The Credit Agreement is hereby amended by attaching thereto, in correct order, a new "Exhibit Q" and "Exhibit R" in the forms attached hereto as Annexes B and C, respectively.

            9. Conditions to Effectiveness. This Amendment shall become effective (the actual date of such effectiveness, the "Amendment Effective Date") as of the date first above written when (i) counterparts hereof shall have been duly executed and delivered by each of the Borrowers and the Required Lenders and acknowledged by each of the Grantors (as defined in the Guarantee and Collateral Agreement) and (ii) a legal opinion of counsel to the Borrowers, in form and substance satisfactory to the General Administrative Agent, shall have been delivered to the General Administrative Agent.

            10. Borrower Representations. Each of the Borrowers represents and warrants that:

      (a) this Amendment has been duly authorized, executed and delivered by each of the Borrowers;

      (b) each of this Amendment, and the Credit Agreement as amended by this Amendment, constitutes the legal, valid and binding obligation of each of the Borrowers;

      (c) each of the representations and warranties set forth in Section 7 of the Credit Agreement are true and correct as of the Amendment Effective Date; provided that references in the Credit Agreement to this "Agreement" shall be deemed references to the Credit Agreement as amended to date and by this Amendment; and

      (d) after giving effect to this Amendment, there does not exist any Default or Event of Default.

            11. Continuing Effects. Except as expressly waived or amended hereby, the Credit Agreement and the Guarantee and Collateral Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

            12. Expenses. The Company agrees to pay and reimburse the General Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Amendment, including the reasonable fees and expenses of counsel to such Agent.

            13. Counterparts. This Amendment may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            14. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    LES, INC.


                                    By:
                                       -----------------------------------------
                                       Title:

                                    LAIDLAW ENVIRONMENTAL SERVICES
                                      (CANADA) LTD.


                                    By:
                                       -----------------------------------------
                                       Title:

                                    TORONTO DOMINION (TEXAS), INC.,
                                      as General Administrative Agent and Lender


                                    By:
                                       -----------------------------------------
                                       Title:


                                    THE TORONTO-DOMINION BANK,
                                      as Canadian Administrative Agent


                                    By:
                                       -----------------------------------------
                                       Title:


                                    TD SECURITIES (USA) INC.,
                                      as Arranger


                                    By: /s/ BREANDON J. O'HALLORAN
                                       -----------------------------------------
                                       Title: Managing Director

                                   THE TORONTO-DOMINION BANK,
                                     as a Lender


                                   By:  /s/ DAVID PANKHURST
                                      ------------------------------------------
                                      Title: Manager


                                   By:
                                      ------------------------------------------
                                      Title:

                                   THE BANK OF NOVA SCOTIA,
                                     as Managing Agent, Co-Documentation Agent
                                      and Lender


                                   By:  /s/ WILLIAM E. ZARRETT
                                      ------------------------------------------
                                      Title: Sr. Relationship Manager

                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                     as Managing Agent, Co-Documentation Agent
                                      and Lender


                                   By:
                                      ------------------------------------------
                                      Title:

                                   NATIONSBANK, N.A.,
                                     as Syndication Agent, Managing Agent and
                                      Lender


                                   By:  /s/ signature illegible
                                      ------------------------------------------
                                      Title: Senior Vice President

                                   WACHOVIA BANK, N.A.,
                                     as Managing Agent and Lender


                                   By:  /s/ DONALD E. SELLERS
                                      ------------------------------------------
                                      Title: Vice President

                                VAN KAMPEN AMERICAN
                                  CAPITAL PRIME RATE INCOME TRUST


                                By: /s/ JEFFREY W. MAILLET
                                   ---------------------------------------------
                                   Title: Senior Vice President & Director

                                OAK HILL SECURITIES FUND, L.P.


                                BY: OAK HILL SECURITIES GENPAR, L.P., its
                                    General Partner


                                BY: OAK HILL SECURITIES MGP, INC., its
                                    General Partner


                                      By:
                                         ---------------------------------------
                                         Title: Vice President

                                PILGRIM AMERICA PRIME RATE TRUST


                                By:
                                   ---------------------------------------------
                                   Title:

                                KZH HOLDING CORPORATION III


                                By: /s/ VIRGINIA CONWAY
                                   ---------------------------------------------
                                   Title: Authorized Agent

                                JACKSON NATIONAL LIFE INSURANCE
                                  COMPANY


                                BY: PPM AMERICA, INC., as attorney in fact,
                                    on behalf of Jackson National Life Insurance
                                    Company


                                    By:
                                       -----------------------------------------
                                       Title:

                                AMERICAN GENERAL ANNUITY
                                  INSURANCE COMPANY


                                By:
                                   ---------------------------------------------
                                   Title:

                                METROPOLITAN LIFE INSURANCE
                                  COMPANY


                                By: /s/ JAMES R. DINGLER
                                   ---------------------------------------------
                                   Title: Director

                                KZH-CRESCENT CORPORATION


                                By: /s/ VIRGINIA CONWAY
                                   ---------------------------------------------
                                   Title: Authorized Agent

                                KZH-CRESCENT 2 CORPORATION


                                By: /s/ VIRGINIA CONWAY
                                   ---------------------------------------------
                                   Title: Authorized Agent

                                CRESCENT/MACH I PARTNERS, L.P.


                                BY: TCW ASSET MANAGEMENT COMPANY,
                                     as its Investment Manager


                                      By:
                                         ---------------------------------------
                                         Title:

                                 ARCHIMEDES FUNDING LLC


                                 BY: ING CAPITAL ADVISORS, INC., as
                                      Collateral Manager


                                       By:   /s/ MICHAEL D. HATLEY
                                          --------------------------------------
                                          Title: Senior Vice President

                                 CYPRESSTREE INVESTMENT
                                   MANAGEMENT COMPANY, INC.

                                 AS: Attorney-in-Fact and on behalf of FIRST
                                      ALLMERICA FINANCIAL LIFE
                                      INSURANCE COMPANY as Portfolio


                                       By:   /s/ PETER K. MERRILL
                                          --------------------------------------
                                          Title: Managing Director

                                 ING HIGH INCOME PRINCIPAL
                                   PRESERVATION FUND HOLDINGS, LDC


                                 BY: ING CAPITAL ADVISORS, INC., as
                                      Investment Advisor


                                       By:   /s/ MICHAEL D. HATLEY
                                          --------------------------------------
                                          Title:  Vice President &
                                                    Portfolio Manager

                                 KZH-ING-1-CORPORATION


                                 By:         /s/ VIRGINIA CONWAY
                                    --------------------------------------------
                                    Title:   Authorized Agent

                                  INDOSUEZ CAPITAL FUNDING III, LIMITED


                                  BY: INDOSUEZ CAPITAL LUXEMBOURG, as
                                      Collateral Manager


                                        By: /s/ DANIEL H. SMITH
                                            -----------------------------------
                                            Title: First Vice President

                                  KZH-ING-2-CORPORATION


                                        By: /s/ VIRGINIA CONWAY
                                            -----------------------------------
                                            Title: Authorized Agent

                                  KZH SOLEIL CORPORATION


                                        By: /s/ VIRGINIA CONWAY
                                            -----------------------------------
                                            Title: Authorized Agent

                                  DELANO COMPANY


                                  BY: PACIFIC INVESTMENT MANAGEMENT
                                       COMPANY, as its Investment Advisor


                                        By:
                                            -----------------------------------
                                            Title:

                                  CONTINENTAL ASSURANCE COMPANY
                                  SEPARATE ACCOUNT (E)


                                  BY: TCW ASSET MANAGEMENT COMPANY,
                                       as Attorney-in-Fact


                                        By:
                                            -----------------------------------
                                            Title:

                                   ROYALTON COMPANY


                                   BY: PACIFIC INVESTMENT MANAGMENT
                                        COMPANY, as its Investment Advisor


                                         By:  /s/ RAYMOND KENNEDY
                                            ------------------------------------
                                            Title: Sr. Vice President

                                   DEEPROCK & COMPANY


                                   BY: EATON VANCE MANAGEMENT, as
                                       Investment Advisor


                                         By:
                                            ------------------------------------
                                            Title:

                                   AERIES FINANCE LTD.


                                   By: /s/ ANDREW IAN WIGNALL
                                      ------------------------------------------
                                      Title: Director

                                   AG CAPITAL FUNDING PARTNERS, L.P.


                                   BY: ANGELO, GORDON & CO., L.P.,
                                       as Investment Advisor


                                   By:  /s/ signature illegible
                                      ------------------------------------------
                                      Title: Managing Director

                              ALLIANCE CAPITAL FUNDING, L.L.C.


                              BY:  ALLIANCE CAPITAL MANAGEMENT
                                       L.P., as Manager on behalf of ALLIANCE
                                       CAPITAL FUNDING, L.L.C.


                              BY:  ALLIANCE CAPITAL MANAGEMENT
                                       CORPORATION, General Partner of
                                       Alliance Capital Management L.P.


                              By:
                                 -----------------------------------------------
                                 Title:

                              AMARA-1 FINANCE LTD.


                              By:
                                 -----------------------------------------------
                                 Title:

                              AMARA-2 FINANCE LTD.


                              By:
                                 -----------------------------------------------
                                 Title:

                              BALANCED HIGH-YIELD FUND I LTD.


                              BY: BHF-BANK AKTIENGESELLSCHAFT
                                       acting through its New York Branch
                                       as its attorney-in-fact


                              By:
                                 -----------------------------------------------
                                 Title:

                              CAPTIVA FINANCE LTD.


                              By: /s/ DAVID EGGLISHAW
                                 -----------------------------------------------
                                 Title: Director

                              CAPTIVA II FINANCE LTD.


                              By: /s/ DAVID EGGLISHAW
                                 -----------------------------------------------
                                 Title: Director

                              CERES FINANCE LTD.


                              By: /s/ DAVID EGGLISHAW
                                 -----------------------------------------------
                                 Title: Director

                              CHASE SECURITIES INC., as Agent for
                              THE CHASE MANHATTAN BANK


                              By:
                                 -----------------------------------------------
                                 Title:

                              FLOATING RATE PORTFOLIO


                              BY: CHANCELLOR LGT SENIOR SECURED
                                   MANAGEMENT INC., as attorney in fact


                              By:
                                 -----------------------------------------------
                                 Title:

                              KEYPORT LIFE INSURANCE COMPANY


                              BY: CHANCELLOR LGT SENIOR SECURED
                                   MANAGEMENT INC., as Portfolio Advisor


                              By:
                                 -----------------------------------------------
                                 Title:

                              KZH-PAMCO CORPORATION


                              By:
                                 -----------------------------------------------
                                 Title:

                              MELLON BANK, N.A., solely in its capacity
                                as Trustee (as directed by Shenkman Capital
                                Management, Inc.) and not in its individual capacity for General Motors Cash Management Master Trust


                              By: /s/ BERNADETTE RIST
                                 -----------------------------------------------
                                 Title: Authorized Signatory

                              MERRILL LYNCH, PIERCE FENNER & SMITH INCORPORATED


                              By:
                                 -----------------------------------------------
                                 Title:

                              ML CBO IV (CAYMAN) LTD.


                              BY: PROTECTIVE ASSET MANAGEMENT
                                    COMPANY, as Collateral Manager


                              By:
                                 -----------------------------------------------
                                 Title:

                              ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.


                              BY: PILGRIM AMERICA INVESTMENTS,
                                    INC., as its Investment Manager


                              By:
                                 -----------------------------------------------
                                 Title:

                              ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.


                              BY: PILGRIM AMERICA INVESTMENTS,
                                    INC., as its Investment Manager


                              By:
                                 -----------------------------------------------
                                 Title:

                              MORGAN STANLEY SENIOR FUNDING, INC.


                              By: /s/ CHRISTOPHER PUCILLO
                                  ----------------------------------------------
                                 Title: Vice President

                              MOUNTAIN CLO TRUST


                              By:
                                 -----------------------------------------------
                                 Title:

                              PAMCO CAYMAN LTD.


                              BY: PROTECTIVE ASSET MANAGEMENT
                                  COMPANY, as Collateral Manager


                              By:
                                 -----------------------------------------------
                                 Title:

                              SENIOR DEBT PORTFOLIO


                              BY: BOSTON MANAGEMENT AND
                                  RESEARCH, as Investment Advisor


                              By:
                                 -----------------------------------------------
                                 Title:

                              STRATA FUNDING LTD.


                              By:/s/ signature illegible
                                 -----------------------------------------------
                                 Title: Director

                              VAN KAMPEN CLO I, LIMITED


                              BY: VAN KAMPEN AMERICAN CAPITAL
                                  MANAGEMENT INC., as Collateral
                                  Manager


                              By:/s/  JEFFREY W. MAILLET
                                 -----------------------------------------------
                                 Title: Senior Vice President & Director

                           ACKNOWLEDGEMENT AND CONSENT

            The undersigned does hereby acknowledge and consent to the foregoing Amendment. The undersigned does hereby confirm and agree that, after giving effect to such Amendment, the Guarantees and Collateral Agreement and other Collateral Documents in favor of the General Administrative Agent or the Canadian Administrative Agent, as the case may be, to which it is a party are and shall continue to be in full force and effect and are hereby confirmed and ratified in all respects.

                                        LES, INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES,
                                          INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (US),INC.
                                        LES MERGER, INC.
                                        LES ACQUISITION, INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          OF ILLINOIS, INC.
                                        GSX CHEMICAL SERVICES OF OHIO, INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (BDT), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (FS), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (GS), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES OF
                                          CHATTANOOGA, INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES OF
                                          WHITE CASTLE, INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (RECOVERY), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (TS), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (IMPERIAL VALLEY), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (LOKERN), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          OF CALIFORNIA, INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES OF
                                          SOUTH CAROLINA, INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (NORTH EAST), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (TES), INC.
                                        LAIDLAW CHEMICAL SERVICES, INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (TOC), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (TG), INC.

                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (ALTAIR), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (WT), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES OF
                                          BARTOW, INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (THERMAL TREATMENT), INC.
                                        LEMC, INC.
                                        LAIDLAW OSCO HOLDINGS, INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES OF
                                          NASHVILLE, INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (CLIVE),INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (LONE AND GRASSY MOUNTAIN), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (TULSA), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (SAN ANTONIO), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (WICHITA), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES OF
                                          DELAWARE, INC.
                                        CORSAN TRUCKING, INC.
                                        USPCI, INC. OF GEORGIA
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (SAN JOSE), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (SAWYER), INC.
                                        CHEMCLEAR, INC. OF LOS ANGELES
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (ROSEMOUNT), INC.
                                        LES HOLDING'S, INC.
                                        EAST CARBON DEVELOPMENT FINANCIAL
                                          PARTNERS, INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (TUCKER), INC.
                                        NINTH STREET PROPERTIES, INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (MT. PLEASANT), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (DEER TRAIL), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (MINNEAPOLIS), INC.

                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (LOS ANGELES), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (BATON ROUGE), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (PLAQUEMINE), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (BRIDGEPORT), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (DEER PARK), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (TIPTON), INC.
                                        LAIDLAW ENVIRONMENTAL, INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (SUSSEX), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (GLOUCESTER), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (CUSTOM TRANSPORT), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (ARAGONITE), INC.
                                        LAIDLAW ENVIRONMENTAL SERVICES
                                          (PUERTO RICO), INC.


                                        By: /s/ HENRY H. TAYLOR
                                            ------------------------------
                                            Name:  Henry H. Taylor
                                            Title: Secretary

                                                                         ANNEX A

                      SCHEDULE 10.2f EXISTING INDEBTEDNESS

Tax Exempt Bonds:

Hazardous Waste Disposal Revenue Bonds                          $ 10,000,000
Tooele County, Utah, Due August 1, 2010

Industrial Development Revenue Funding and                        15,700,000
Improvements Bonds
The Industrial Development Board of The
Metropolitan Government of Nashville and
Davidson County (Tennessee), Due May 1, 2003

County of Lexington, South Carolina                                2,700,000
Industrial Revenue Bonds
Due December 1, 2009

City of Denton, Texas Industrial Development Authority             2,700,000
Industrial Revenue Bonds, Due December 1, 2009

Total
                                                                 -----------
                                                                  31,100,000
                                                                 ===========

Amounts held in Trust relating to the above tax exempt bonds:

Hazardous Waste Disposal Revenue Bonds                             1,349,317
Tooele County, Utah, Due August 2010

Industrial Development Revenue Funding and                         8,659,230
Improvements Bonds
The Industrial Development Board of The
Metropolitan Government of Nashville and
Davidson County (Tennessee), Due May 1, 2003
                                                                 -----------
                                                                  10,008,547
                                                                 ===========

                                                                 -----------
Net Amount of Tax Exempt Bonds:                                   21,091,453
                                                                 ===========

Capital Leases:

GE Capital                                                           484,482
Xerox                                                                 19,156

                                                                 -----------
                                                                     503,638
                                                                 ===========

Notes:

Bryson (Davis)                                                       146,745
Grassy Mountain (Semnani)                                            158,436
Miscellaneous Mortgages                                              593,000
Deutsche Bank, Bochum                                                151,000

Safety-Kleen Corporation Senior Debenture 9.25%                  100,000,000
Due September 15, 1999
                                                                 -----------
                                                                 101,049,181
                                                                 ===========

                                                                         ANNEX B

                                                                       EXHIBIT Q

                          FORM OF NEW LENDER SUPPLEMENT

            SUPPLEMENT, dated _________________, to the Amended and Restated Credit Agreement, dated as of April 3, 1998 (as the same may be amended, supplemented or otherwise modified, the "Credit Agreement"), among LES, INC., a Delaware corporation (the "Company"), LAIDLAW ENVIRONMENTAL SERVICES (CANADA) LTD., a Canadian corporation and a wholly owned Subsidiary of the Company (the "Canadian Borrower"; together with the Company, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), TORONTO DOMINION (TEXAS), INC., as general administrative agent (in such capacity, the "General Administrative Agent"), THE TORONTO-DOMINION BANK, as Canadian administrative agent (in such capacity, the "Canadian Administrative Agent"; together with the General Administrative Agent, the "Administrative Agents"), TD SECURITIES (USA) INC., as advisor to the Borrowers and arranger of the commitments described in the Credit Agreement, THE BANK OF NOVA SCOTIA, NATIONSBANK, N.A., THE FIRST NATIONAL BANK OF CHICAGO and WACHOVIA BANK, N.A., as managing agents (each, in such capacity, a "Managing Agent"), THE BANK OF NOVA SCOTIA and THE FIRST NATIONAL BANK OF CHICAGO, as co-documentation agent (each, in such capacity, a "Co-Documentation Agent"), and NATIONSBANK, N.A., as syndication agent (in such capacity, the "Syndication Agent").

                              W I T N E S S E T H :

            WHEREAS, the Credit Agreement provides in Section 2.8 thereof that any bank, financial institution or other entity, although not originally a party thereto, may become a party to the Credit Agreement in accordance with the terms thereof by executing and delivering to the Borrowers and the General Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and

            WHEREAS, the undersigned was not an original party to the Credit Agreement but now desires to become a party thereto;

            NOW, THEREFORE, the undersigned hereby agrees as follows:


            1. The undersigned agrees to be bound by the provisions of the Credit Agreement, and agrees that it shall, on the date this Supplement is accepted by the Borrowers and the General Administrative Agent, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a Revolving Credit Commitment of $__________________.

            2. The undersigned (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section ___ thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it has made and will, independently and without reliance upon the General Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the General Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto as are delegated to the General Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, without limitation, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to
      Section 6.12 of the Credit Agreement.

            3. The undersigned's address for notices for the purposes of the Credit Agreement is as follows:

            4. Terms defined in the Credit Agreement shall have their defined meanings when used herein.

            IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                        [INSERT NAME OF LENDER]


                                        By
                                          --------------------------------
                                          Title:

Accepted this       day of
              -----

--------------, ----.

LES, INC.


By
  ----------------------------
  Title:

Accepted this      day of
              ----

--------------, ----.

LAIDLAW ENVIRONMENTAL SERVICES (CANADA) LTD.


By
  ----------------------------
  Title:

Accepted this      day of
              ----

--------------, ----.

TORONTO DOMINION (TEXAS), INC.,
as General Administrative Agent


By
  ----------------------------
  Title:

                                                                         ANNEX C

                                                                       EXHIBIT R

                     FORM OF COMMITMENT INCREASE SUPPLEMENT

            SUPPLEMENT, dated _________________, to the Amended and Restated Credit Agreement, dated as of April 3, 1998 (as the same may be amended, supplemented or otherwise modified, the "Credit Agreement"), among LES, INC., a Delaware corporation (the "Company"), LAIDLAW ENVIRONMENTAL SERVICES (CANADA) LTD., a Canadian corporation and a wholly owned Subsidiary of the Company (the "Canadian Borrower"; together with the Company, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thererto (the "Lenders"), TORONTO DOMINION (TEXAS), INC., as general administrative agent (in such capacity, the "General Administrative Agent"), THE TORONTO-DOMINION BANK, as Canadian administrative agent (in such capacity, the "Canadian Administrative Agent"; together with the General Administrative Agent, the "Administrative Agents"), TD SECURITIES (USA) INC., as advisor to the Borrowers and arranger of the commitments described in the Credit Agreement, THE BANK OF NOVA SCOTIA, NATIONSBANK, N.A., THE FIRST NATIONAL BANK OF CHICAGO and WACHOVIA BANK, N.A., as managing agents (each, in such capacity, a "Managing Agent"), THE BANK OF NOVA SCOTIA and THE FIRST NATIONAL BANK OF CHICAGO, as co-documentation agent (each, in such capacity, a "Co-Documentation Agent"), and NATIONSBANK, N.A., as syndication agent (in such capacity, the "Syndication Agent").

                              W I T N E S S E T H :

            WHEREAS, pursuant to the provisions of Section 2.8 of the Credit Agreement, the undersigned may increase the amount of its Revolving Credit Commitment in accordance with the terms thereof by executing and delivering to the Borrowers and the General Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and

            WHEREAS, the undersigned now desires to increase the amount of its Revolving Credit Commitment under the Credit Agreement;

            NOW THEREFORE, the undersigned hereby agrees as follows:

            1. The undersigned agrees, subject to the terms and conditions of the Credit Agreement, that on the date this Supplement is accepted by the Borrowers and the General Administrative Agent it shall have its Revolving Credit Commitment increased by $______________, thereby making the amount of its Commitment $______________.

            2. Terms defined in the Credit Agreement shall have their defined meanings when used herein.

            IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                        [INSERT NAME OF LENDER]


                                        By
                                          --------------------------------
                                          Title:

Accepted this       day of
              -----

--------------, ----.

LES, INC.


By
  ----------------------------
  Title:


Accepted this      day of
              ----

--------------, ----.

LAIDLAW ENVIRONMENTAL SERVICES (CANADA) LTD.


By
  ----------------------------
  Title:

Accepted this      day of
              ----

--------------, ----.

TORONTO DOMINION (TEXAS), INC.,
  as General Administrative Agent


By
  ----------------------------
  Title: